UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2016

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 17, 2016, Liberty Interactive Corporation issued a press release announcing that it intends to complete the proposed split-off (the “Split-Off”) of Liberty Expedia Holdings, Inc. (“Liberty Expedia”) through the redemption of shares of its Liberty Ventures common stock in exchange for shares of Liberty Expedia at 5:00 p.m., New York City time, on Friday, November 4, 2016,  subject to the satisfaction or waiver (as applicable) of the conditions to the Split-Off (including, but not limited to, the receipt of stockholder approval). The press release also included additional information regarding the Split-Off.

The press release is being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
99.1	Press Release dated October 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2016

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release dated October 17, 2016.